UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 16, 2015

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01. Other Events.

On March 16, 2015, Real Goods Solar, Inc. (the “Company”) filed a preliminary proxy statement with the Securities and Exchange Commission for a special meeting of the Company’s shareholders to be held on May 12, 2015 at 12:00 p.m., Mountain Time, at the Marriott Courtyard located at 948 West Dillon Road, Louisville, CO 80027, to consider and vote upon the following matters: (i) a proposed reverse stock split of all of the outstanding shares of the Company’s Class A common stock at a specific ratio within a range from one-for-two to one-for-twenty and to grant authorization to our board of directors to determine, in its sole discretion, the specific ratio and the timing of the reverse stock split at any time before May 12, 2016; (ii) a proposed adjournment of the special meeting, if necessary to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the proposal described in clause (i); and (iii) to transact such other business as may properly be brought before the special meeting. Holders of record of the Company’s Class A common stock at the close of business on March 23, 2105, the record date for the special meeting, will be entitled to vote their shares at the special meeting or any adjournment or postponement of the special meeting.

Additional Information about the Special Meeting

THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT, AND WILL FILE A DEFINITIVE PROXY STATEMENT, WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE SPECIAL MEETING. SHAREHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE SPECIAL MEETING.

Free copies of the preliminary proxy statement and definitive proxy statement, as applicable and once available, as well as other filings containing information about the Company, may be obtained at the Securities and Exchange Commission’s website (www.sec.gov). These documents may also be obtained, free of charge, from the investor relations section of the Company’s website (www.rgsenergy.com) or by directing a request to 833 West South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc., investorrelations@rgsenergy.com or (303) 222-8344.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the special meeting. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the preliminary proxy statement and the definitive proxy statement, once available, regarding the special meeting, and the proposals related thereto. Free copies of these documents may be obtained as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Dennis Lacey
Dennis Lacey
Chief Executive Officer and Acting Principal Financial Officer

Date: March 16, 2015